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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
I, James P. Tolley, the principal accounting officer of Agemark Corporation (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

          (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 13, 2003                    /s/  JAMES P. TOLLEY
                                            ------------------------------------
                                            James P. Tolley
                                            Treasurer and
                                            Chief Financial Officer
                                            (Principal Accounting Officer)

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